EXHIBIT 10.20

LIMITED WAIVER AGREEMENT

THIS LIMITED WAIVER AGREEMENT, dated as of September 30, 2015 (this "Waiver"), is by and among INTERNATIONAL SHIPHOLDING CORPORATION, a Delaware corporation ("ISC"), ENTERPRISE SHIP COMPANY, INC.„ a Delaware corporation ("Enterprise"), SULPHUR CARRIERS, INC., a Delaware corporation ("Sulphur Carriers"), CO RAMWAY, INC., a Delaware corporation ("CO Railway"), CENTRAL GULF LINES, INC., a Delaware corporation ("Central Gulf"), WATERMAN STEAMSHIP CORPORATION, a New York corporation ("Waterman"), COASTAL CARRIERS, INC., a Delaware corporation ("Coastal"), N.W. JOHNSEN & CO., INC., a New York corporation ("NWT"), LMS SHIPMANAGEMENT, INC., a Louisiana corporation ("LMS"), U.S. UNITED OCEAN SERVICES, LLC, a Florida limited liability company ("UOS"), MARY ANN HUDSON, LLC, a Delaware limited liability company ("MAK"), SHEILA MCDEVITT, LLC, a Delaware limited liability company ("SAM"), TOWER, LLC, an Alabama limited liability company ("Tower"), FRASCATI SHOPS, INC., an Alabama corporation ("Frascati"; ISC, Enterprise, Sulphur Carriers, CO Railway, Central Gulf, Waterman, Coastal, NWJ, LMS, UOS, MAH, SAM, Tower and Frascati, collectively, the "Borrowers"), the Lenders party hereto and REGIONS BANK, as administrative agent (in such capacity, "Administrative Agent") and collateral agent (in such capacity, "Collateral Agent"). All capitalized terms used herein and not otherwise defined herein shalt have the meanings given to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Borrowers, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of September 24, 2013 (as amended or modified from time to time, the "Credit Agreement");

WHEREAS, the Lenders have extended credit to the Borrowers under the Credit Agreement on the terms and subject to the conditions set forth therein;

WHEREAS, the Borrowers have requested, subject to the terms and conditions set forth herein, that the Lenders waive, during the Waiver Period (as defined below), any Default or Event of Default arising from the Borrowers' failure to comply with the financial covenants contained in Section 8.08(a)(ii) (Minimum Liquidity) and Section 8.08(a)(v) (Minimum Consolidated Fixed Charge Coverage Ratio) of the Credit Agreement for the fiscal period ending September 30, 2015 (the "Designated Defaults");

WHEREAS, subject to the occurrence of the Waiver Effective Date and the other terms and conditions hereof, the Lenders whose signatures appear below (the "Consenting Lenders") are willing to waive the Designated Defaults solely for the duration of the Waiver Period (as defined below):

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble hereto) have the meanings assigned to them in the Credit Agreement.

SECTION 2. Limited Waivers to the Credit Agreement.

(a) The Consenting Lenders hereby waive the Designated Defaults during the Waiver Period.

(b) It is hereby agreed to and understood by the parties to this Waiver that: (i) the waiver set forth herein shall be effective (subject to the terms of this Waiver) only front the Waiver Effective Date to and including the Waiver Termination Date; (ii) the waiver set forth herein shall automatically terminate at the end of the Waiver Period and the Lenders shall retain all rights and remedies with respect to the Designated Defaults following the Waiver Termination Date; (iii) this is a one-time waiver and the Lenders have no obligation to waive any future Defaults or Events of Default or to extend this limited waiver beyond the Waiver Termination Date; and (iv) this waiver does not constitute an amendment or modification of the Credit Agreement.

SECTION 3. Waiver Termination Date. The limited waiver set forth herein shall terminate on the date (the "Waiver Termination Date") that is the earlier to occur of (i) November 30, 2015, as such date may be extended from time to time by the Required Lenders, or (ii) the date of occurrence of any Default or Event of Default other than Designated Defaults. The period from and including September 30, 2015 to the Waiver Termination Date is referred to herein as the "Waiver Period." Each of the Borrowers acknowledges and agrees that immediately upon expiration of the Waiver Period, the Administrative Agent and the Lenders shall have all of their rights and remedies with respect to the Designated Defaults to the same extent, and with the same force and effect, as if the Waiver had not occurred.

SECTION 4 Representations, Warranties and Agreements. Each of the Borrowers hereby represents and warrants to, and agrees with each Consenting Lender and the Administrative Agent, that:

(a) This Waiver has been duly executed and delivered by each Borrower and constitutes (assuming due execution by the Required Lenders) a legal, valid and binding obligation of each Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with any Borrower's execution, delivery or performance of this Waiver.

(b) After giving effect to this Waiver, the representations and warranties set forth in Section 6 of the Credit Agreement and in each other Credit Document are true, accurate and complete in all material respects on and as of the Waiver Effective Date (as defined below) with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date.

(c) As of the Waiver. Effective Date, after giving effect to this Waiver, no Default or Event of Default has occurred and is continuing.

(d) All written information (excluding financial projections, draft financial statements, and information of a general economic or industry nature) prepared by the Borrowers and furnished to the Administrative Agent and the Lenders under the Credit Agreement, taken as a whole, was true and correct in all material respects as of the date such information was furnished and did not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made.

(e) The execution and delivery of this Waiver or any other document delivered by any Borrower in connection herewith does not (i) violate, contravene or conflict with any provision of its organization documents or (ii) materially violate, contravene or conflict with any laws applicable to it.

SECTION 5. Access of Financial Consultant. During and after the Waiver Period, the Borrowers shall grant access to and cooperate with representatives of Gulf Atlantic Capital Corporation (or such other professionals selected by the Administrative Agent, the "Consultant"), retained for the benefit of the Administrative Agent and the Lenders, allowing and enabling the Consultant to examine the Borrowers' financial, corporate and operating records, making available to the Consultant such officers, managers, independent public accountants and other persons as the Consultant shall reasonably designate, all at the expense of the Borrowers and at such reasonable times during normal business hours and as often as may be reasonably desired by the Consultant. Without limiting the generality of the foregoing, the Borrowers shall provide the Consultant at least hi-weekly updates (either telephonic or in person) on the status of (i) their initiatives to sell assets of the Borrowers or their Affiliates, and (ii) their initiatives to procure alternative sources of financing. The Borrowers shall pay the fees and expenses of the Consultant on a monthly basis during the Waiver Period.

SECTION 6. Conditions to Effectiveness, This Waiver shall become effective as of the first date (the "Waiver Effective Date") on which:

(a) the Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of each of the Borrowers, the Administrative Agent, and Lenders constituting at least the Required Lenders; and

(b) the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Waiver Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including the reasonable fees, charges and disbursements of counsel to the Administrative Agent).

The Administrative Agent shall notify the Borrowers and the Lenders of-the date of the Waiver Effective Date, and such notice shall be conclusive and binding,

SECTION 7. Reaffirmation of Existing Debt and Liens. The Borrowers hereby acknowledge and confirm that (a) the Borrowers' respective joint and several obligations to repay the Loans and all other Obligations owed to the Administrative Agent, the Lenders and any of their respective Affiliates, arising under the Credit Documents or otherwise, are valid, binding, and unconditional, and are not subject to any offsets, defenses, counterclaims, credits or adjustments of any kind or nature, or if any Borrower• has any such claims, counterclaims, offsets, credits or defenses, the same are hereby fully and irrevocably waived, relinquished and released in consideration of the execution and delivery of this Waiver by the Consenting Lenders; (b) the Collateral Agent has a valid and enforceable first priority perfected Lien against the Collateral, and this Waiver shall in no manner impair or otherwise adversely affect such Liens, (d) the Lenders, the Administrative Agent and the Collateral Agent, and their respective Affiliates, have performed fully all of their respective obligations under the Credit Documents; and (e) by entering into this Waiver, except as expressly set forth in Section 2 hereof, the Lenders do not waive or release any term or condition of the Credit Documents or of any other document or instrument, or any of their rights or remedies under such Credit Documents or applicable law, or any of the Borrowers' Obligations thereunder,

SECTION 8. Effect of this Waiver,

(a) Except as expressly set forth herein, this Waiver shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Issuing Banks or the other Lenders under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which arc ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances,

(b) This Waiver shall constitute a "Credit Document" for all purposes of the Credit Agreement and the other Credit Documents.

SECTION 9. APPLICABLE LAW. THIS WAIVER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF, EXCEPT AS SET FORTH IN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

SECTION 10. Counterparts, This Waiver may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Waiver by telecopy shall be effective as delivery of a manually executed counterpart hereof.

SECTION 11. Release of Claims. In consideration of the Administrative Agent's and the Consenting Lenders' willingness to enter into this Waiver, each of the Borrowers hereby releases and forever discharges the Administrative Agent, the Lenders and each of the Administrative Agent's and the Lenders' predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as the "Lender Group"), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, in each case to the extent arising in connection with the Credit Documents through the date of this Waiver, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any of the Borrowers may have or claim to have against any of the Lender Group.

SECTION 12. Miscellaneous.

(a) This Waiver shall be binding on and shall inure to the benefit of the Borrowers, the Administrative Agent, the Lenders and their respective successors and permitted assigns. The terms and provisions of this Waiver are for the purpose of' defining the relative rights and obligations of the Borrowers, the Administrative Agent and the Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Waiver.

(b) Section headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purpose.

(c)Wherever possible, each provision of this Waiver shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Waiver shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Waiver.

SECTION 13. Entirety. This Waiver and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof This Waiver and the other Credit Documents represent the final agreement between the patties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

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BORROWERS:

INTERNATIONAL SHIPHOLDING CORPORATION

By: /s/ D.B. Drake

Name: D.B. Drake

Title: Vice President – Treasurer

ENTERPRISE SHIP COMPANY, INC.

By: /s/ D.B. Drake

Name: D.B. Drake

Title: Vice President – Treasurer

SULPHER CARRIERS, INC.

By: /s/ D.B. Drake

Name: D.B. Drake

Title: Vice President – Treasurer

C G RAILWAY, INC.

By: /s/ D.B. Drake

Name: D.B. Drake

Title: Vice President – Treasurer

CENTRAL GULF LINES, INC

By: /s/ D.B. Drake

Name: D.B. Drake

Title: Vice President – Treasurer

WATERMAN STEAMSHIP CORPORATION

By: /s/ D.B. Drake

Name: D.B. Drake

Title: Vice President – Treasurer

COASTAL CARRIERS, INC

By: /s/ D.B. Drake

Name: D.B. Drake

Title: Vice President – Treasurer

N. W. JOHNSEN & CO., INC.

By: /s/ D.B. Drake

Name: D.B. Drake

Title: Vice President – Treasurer

LMS SHIPMANAGEMENT, INC.

By: /s/ D.B. Drake

Name: D.B. Drake

Title: Vice President – Treasurer

U.S. UNITED OCEAN SERVICES, LLC

BY: COASTAL CARRIERS, INC., its sole member

By: /s/ D.B. Drake

Name: D.B. Drake

Title: Vice President – Treasurer

MARY ANN HUDSON, LLC

BY: U.S. United  Ocean  Services, LLC, its sole member

BY: Coastal  Carriers, INC., its sole member

By: /s/ D.B. Drake

Name: D.B. Drake

Title: Vice President – Treasurer

SHEILA MCDEVITT, LLC

BY: U.S. United  Ocean  Services, LLC, its sole member

BY: Coastal  Carriers, INC., its sole member

By: /s/ D.B. Drake

Name: D.B. Drake

Title: Vice President – Treasurer

TOWER, LLC

By: /s/ D.B. Drake

Name: D.B. Drake

Title: Attorney In Fact

FRASCATI SHOPS, INC

By: /s/ D.B. Drake

Name: D.B. Drake

Title: Vice President – Treasurer

ADMINISRTATIVE AGENT

AND COLLATERAL AGENT

REGIONS BANK, as administrative agent and Collateral Agent

By: /s/ N. Ronald Downey III

Name: N. Ronald Downey III

Title: Senior Vice President

LENDERS:

As a Lender

REGIONS BANK

By: /s/ N. Ronald Downey III

Name: N. Ronald Downey III

Title: Senior Vice President

BRANCH BANKING AND TRUST COMPANY,

As a Lender

By: /s/ Mary McElwain

Name: Mary McElwain

Title: Senior Vice President

WHITNEY BANK,

as a Lender

By: /s/ Phillip E. Cordillo

Name: Phillip E. Cordillo

Title: Senior Vice President